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                                                                 EXHIBIT (10)(a)

                        STOCK OPTION CONTRACT PURSUANT TO
                                       THE
                              GUILFORD MILLS, INC.
                  STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

         Pursuant to the Guilford Mills, Inc. Stock Option Plan for Nonemployee Directors (the "Plan"), ____________, a director (the "Director") of Guilford Mills, Inc. (the "Company"), is an Eligible Director within the meaning of the Plan and, as such, is entitled to receive a non-qualified option to purchase shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company on the terms and subject to the conditions set forth in the Plan and in this Contract. Terms not defined in this Contract shall have the meanings ascribed to them in the Plan.

         Therefore, the Company and Director hereby agree as follows:

1. Grant of Option. The Company hereby grants to Director, as a matter of separate inducement and not in lieu of any salary or other compensation for Director's services, the right and option to purchase (the "Option"), in the aggregate, ______________________ shares of Common Stock at an exercise price of _____Dollars ($______) per share. The term of the Option shall be ten (10) years from ______________________ (the "Date of Grant"), subject to earlier termination as provided in the Plan. Subject to all other terms and conditions in the Plan and this Contract, the Option shall be irrevocable. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.       Exercise of Option.

         (a) Subject to all other terms of the Plan and this Contract, Director may exercise the Option at the rate of thirty-three and one-third percent (33 1/3%) of the aggregate number of Shares initially subject to the Option on each of the first, second and third anniversary of the Date of Grant. The right to purchase Shares under the Option shall be cumulative, so that if the Option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all Shares not so purchased at any time prior to the expiration or termination of the Option. Notwithstanding anything to the contrary contained herein, in no event (i) may the Option be exercised in whole or in part after _______________, or (ii) may a fraction of a Share be purchased under the Option.

3.       Payment of Option Price.

         (a) Director shall exercise the Option by giving written notice, in substantially the form attached hereto, to the Corporate Secretary of the Company, at the Company's principal business office, 6001 West Market Street, Greensboro, North Carolina 27409, specifying the number of whole Shares to be purchased, the proposed form of payment and a business day not more than ten
(10) days from the date such notice is given for the
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payment of the purchase price against delivery of the Shares being purchased.
Payment of the purchase price for the Shares purchased may be made by (i) delivery of a cashier's or certified check payable to the order of the Company,
(ii) delivery of previously acquired shares of Common Stock (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value (determined in accordance with the Plan) equal to the exercise price applicable to that portion of the Option being exercised, (iii) the withholding of Shares for which the Option is exercisable having a fair market value (determined in accordance with the Plan) equal to the exercise price applicable to that portion of the Option being exercised or (iv) a combination of the foregoing.

         (b) The Option will be considered exercised on the earlier of (i) the date that the Company receives full payment of the aggregate purchase price for the Shares at the Company's principal business office, 6001 West Market Street, Greensboro, North Carolina 27409, Attn: Corporate Secretary, (ii) if the payment of the aggregate purchase price is sent to that office via independent courier service, the date the courier service shows that it received it, or
(iii) if the payment of the aggregate purchase price is mailed to that office in the United States mail in an envelope on which the United States Post Office has stamped its postmark, the date of that postmark.

4.       Registration and Listing of Shares.

         (a) Unless there is in effect at the time of exercise a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, with respect to the Shares to be received upon the exercise of the Option, Director shall, upon the exercise of the Option, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which Director (i) represents and warrants to the Company that the Shares to be issued upon the exercise of the Option are being acquired by Director for his own account, for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities law and (ii) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (X) an effective registration statement covering such Shares under the Securities Act and applicable state securities laws or (Y) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to the Company, as to the application of any such exemptions.

         (b) Director acknowledges that the Company may endorse a legend upon the certificates evidencing the Shares as the Company, in its sole discretion, determines to be necessary or appropriate to implement the provisions of the Plan and this Contract.

         (c) Notwithstanding anything herein to the contrary, if at any time the listing, registration or qualification of the Shares subject to the Option on any securities exchange or under any applicable law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the granting of an option, or the issuing of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained.


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5.       Adjustment of Shares;  Change in Control; Termination of Directorship.

         (a) In the event of any change in the Shares subject to the Plan or to the Option (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company), an adjustment shall be made to the Option such that the Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to the Option had the Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment to the number of Shares and price per Share subject to the Option as shall be equitable to prevent dilution or enlargement of rights under the Option, and the determination of the Committee as to these matters shall be binding and conclusive on Director.

         (b) In the event of a Change in Control of the Company, any unexercised portion of the Option shall immediately vest and become fully exercisable.

         (c) If Director's service as a director of the Company terminates, the Option shall, to the extent not theretofore exercised, terminate and become null and void, except as otherwise provided in the Plan.

6. Non-transferability of Option. The Option is not transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Notices. Any notice to be given under this Contract by Director shall be sent by mail addressed to the Company at its principal business office, 6001 West Market Street, Greensboro, North Carolina 27409, Attn: Corporate Secretary, and any notice by the Company to Director shall be sent by mail addressed to Director at Director's address as reflected in the Company's records. Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

8. Governing Law. This Contract shall be governed by, and construed in accordance with, the laws of the State of Delaware.

9.       Miscellaneous.

         (a) Nothing in the Plan or in this Contract shall impose any obligation on the Company to continue the service of Director as a director of the Company nor impose any obligation on the Director to remain in the service of the Company as a director.

         (b) The Company and Director agree that they will both be subject to and bound by all the terms and conditions of the Plan, which is incorporated herein and made a part hereof. In the event of a conflict or inconsistency between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.


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         (c)      Director represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the Option and the disposition of the Shares acquired upon exercise of the Option, including without limitation, federal and state securities laws.

         (d) This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executrix, administrator or legal representative entitled by law to Director's rights hereunder.

         (e) The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

         (f) Director agrees that the Company may amend the Plan and any options granted to Director under the Plan, subject to the limitations contained in the Plan.

         Guilford Mills, Inc. has caused this Contract to be executed in its corporate name and Director has executed the same in evidence of Director's acceptance hereof upon the terms and conditions herein as of the Date of Grant.

                                    GUILFORD MILLS, INC.



                                    By:
                                       ----------------------------------
                                    Name:
                                    Title:



--------------------------------
 Name of Eligible Director


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